EXHIBIT 10.31

                         AGREEMENT OF PURCHASE AND SALE
                                 by and between

                        PASSAIC AVENUE SOUTH ASSOCIATES,

                        a New Jersey limited partnership,

("SELLER")
  ------


and

DEL TOCH LLC,

a Delaware limited liability company,

("PURCHASER")
  ---------







Dated as of September ___, 2000




                            SOLOMON AND WEINBERG LLP
                               70 East 55th Street
                            New York, New York 10022
                       Attention: Howard R. Shapiro, Esq.

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                                TABLE OF CONTENTS


PARAGRAPH                                                                   PAGE

1.    SALE OF SELLER INTERESTS...............................................  2

2.    PURCHASE PRICE.........................................................  3

(A)      PURCHASE PRICE......................................................  3
(B)      MANNER OF PAYMENT...................................................  3

3.    INTENTIONALLY OMITTED..................................................  3

4.    REPRESENTATIONS AND WARRANTIES OF SELLER...............................  3

5.    REPRESENTATIONS AND WARRANTIES OF PURCHASER............................  5

6.    TITLE..................................................................  5

(A)      REAL ESTATE.........................................................  5
(B)      PERSONALTY..........................................................  6

7.    OBJECTIONS TO TITLE....................................................  6

(A)      TITLE OBJECTIONS....................................................  6
(B)      ACCEPTANCE BY PURCHASER.............................................  7
(C)      WRONGFUL FAILURE TO CLOSE...........................................  7

8.    CLOSING................................................................  7

(A)      CLOSING DATE........................................................  7
(B)      SELLER'S DELIVERIES TO PURCHASER....................................  7
(C)      PURCHASER'S DELIVERY TO SELLER......................................  8
(D)      ESCROW AGENT'S DELIVERY.............................................  8
(E)      CLOSING COSTS; FEES AND DISBURSEMENTS OF COUNSEL, ETC...............  8

9.    APPORTIONMENTS.........................................................  9

(A)      LAND LEASE RENT.....................................................  9
(B)      KENBEE LEASE RENT...................................................  9

10.   DAMAGE OR DESTRUCTION AND EMINENT DOMAIN...............................  9

(A)      RISK OF LOSS........................................................  9
(B)      EMINENT DOMAIN PRIOR TO CLOSING.....................................  9

11.   DEFAULT; REMEDIES......................................................  9

12.   NOTICES................................................................ 10

13.   BROKERS................................................................ 12

14.   ESCROW................................................................. 12

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15.   GOVERNMENTAL APPROVALS................................................. 14

(A)      DEFINITIONS......................................................... 14
(B)      APPLICATIONS; SELLER'S COOPERATION.................................. 14

16.   PARTNER CONSENTS....................................................... 15

17.   CONDITIONS TO CLOSING.................................................. 15

(A)      TITLE............................................................... 15
(B)      OTHER DELIVERIES AND OBLIGATIONS.................................... 15
(C)      REPRESENTATIONS..................................................... 15
(D)      DOCUMENTS........................................................... 15

18.   GENERAL................................................................ 16

(A)      WAIVERS............................................................. 16
(B)      BINDING EFFECT...................................................... 16
(C)      IDENTIFICATION...................................................... 16
(D)      CAPTIONS............................................................ 16
(E)      ENTIRE AGREEMENT.................................................... 16
(F)      APPLICABLE LAW...................................................... 16
(G)      COUNTERPARTS........................................................ 16
(H)      SEPARABILITY OF PROVISIONS.......................................... 17
(I)      TIME FOR PERFORMANCE................................................ 17
(J)      LIENS............................................................... 17
(K)      ATTORNEY'S FEES..................................................... 17


EXHIBITS

Exhibit A         Description of Land
Exhibit B         Permitted Exceptions
Exhibit C         Pending Litigation
Exhibit D         Form of Assignment of Land Lease
Exhibit E         Form of Deed
Exhibit F         Form of Sublease Assignment
Exhibit G         Form of Bill of Sale and Omnibus Assignment

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                         AGREEMENT OF PURCHASE AND SALE


       THIS AGREEMENT OF PURCHASE AND SALE (the "AGREEMENT") is made and entered into as of the ___ day of September, 2000, by and between PASSAIC AVENUE SOUTH ASSOCIATES ("PASSAIC"), a New Jersey limited partnership with offices at c/o Cassidy Maintenance Corp., 72 Essex Street, Lodi, New Jersey 07644 ("SELLER") and DEL TOCH LLC, a Delaware limited liability company, having an office c/o DVL, Inc., 70 East 55th Street, New York, New York 10022 ("PURCHASER").


                              W I T N E S S E T H :
                              - - - - - - - - - -


       WHEREAS, Passaic is currently the tenant under a certain lease (the "LAND LEASE") dated August 5, 1982, made by Del-Val Financial Corporation ("LANDLORD"), as landlord and Passaic Avenue Associates, the predecessor of Seller, as tenant, a memorandum of which was recorded July 18, 1984 in Deed Book 3419, Page 758 in the Office of the Hudson County Register of Deeds (the "OFFICE") covering certain real estate situated in the Town of Kearny, County of Hudson and State of New Jersey, more particularly described in EXHIBIT A attached hereto (the "LAND"); and

       WHEREAS, Passaic is the owner of fee title to all buildings, structures and other improvements and the fixtures and equipment therein located on the Land (collectively, the "IMPROVEMENTS"; the Land and the Improvements are collectively referred to herein as the "REAL ESTATE");

       WHEREAS, Passaic has subleased the premises demised under the Land Lease (the "LL PREMISES") and leased the Improvements to Kenbee Management, Inc. ("KENBEE"), pursuant to an Agreement of Lease dated August 5, 1982, a memorandum of which was recorded July 18, 1984 in Deed Book 3419, Page 752 in the Office (the "KENBEE LEASE");

       WHEREAS, Kenbee has modified and assigned the Kenbee Lease to Professional Service Corp. ("PSC") pursuant to that certain Assignment, Assumption and Modification Agreement dated June 7, 1993, by and among Passaic, Kenbee and PSC, recorded June 9, 1993 in Deed Book 4604, Page 206 in the Office; and

       WHEREAS, Purchaser desires to purchase and Seller desires to sell all of Seller's interest in the Land Lease and the Improvements, in accordance with the terms and conditions hereinafter set forth.

       NOW,  THEREFORE,  in consideration of the mutual covenants and agreements
contained  herein,   Ten  Dollars  ($10.00)  and  of  other  good  and  valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser do hereby agree as follows:
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       1.     SALE OF SELLER  INTERESTS.  Subject to the terms and conditions of this Agreement, Seller shall sell, grant, convey, transfer, assign and deliver all of Seller's right, title and interest in the Land Lease and the estate created thereby (the "LEASEHOLD INTEREST") and the Improvements (the Leasehold Interest, the Improvements and the Personalty (as hereinafter defined) being herein collectively referred to as the "SELLER INTERESTS") to Purchaser and Purchaser shall acquire the Seller Interests from Seller.

       The sale by Seller of the Leasehold Interest and the Improvements shall include all of Seller's interest in:

              (a) all furniture, furnishings, fixtures, machinery, goods, supplies, inventories, equipment and all other tangible and intangible personal property of every kind and character owned by Seller situated on or in the Improvements and relating to, and used in connection with, Seller's ownership, maintenance or operation of the Improvements (the "PERSONAL PROPERTY");

              (b)    all rights of Seller,  if any, in and to all  licenses  and
permits   relating  to  the   ownership   and   operation  of  the  Real  Estate
(collectively, the "PERMITS"); and

              (c) all easements, rights of way or use, privileges, licenses, appurtenances and rights belonging or appertaining to the Real Estate, including but not limited to, strips and gores ("RIGHTS") (the Personal Property, Permits and Rights are collectively referred to herein as the "PERSONALTY").

       2.     PURCHASE PRICE.

              (a) PURCHASE PRICE. Purchaser will pay the aggregate purchase price of Three Million Dollars ($3,000,000) (the "PURCHASE PRICE") in lawful currency of the United States of America for the Seller Interests, subject to the prorations, adjustments and credits hereinafter provided for in this Agreement.

              (b) MANNER OF PAYMENT. The Purchase Price shall be paid in the following manner:

                     (i) Twenty Five Thousand Dollars ($25,000) (such sum, together with all interest earned thereon are collectively referred to as the "EARNEST MONEY"), by check, subject to collection, payable to Ross & Cohen ("ESCROW AGENT") as the escrow agent hereunder, the proceeds of which shall be deposited into an interest-bearing account and held in escrow in accordance with the terms and conditions of PARAGRAPH 14 hereof;

                     (ii) The balance ("BALANCE") of the Purchase Price, subject to the prorations, adjustments and credits hereinafter provided for, at Closing at Purchaser's election either by (i) payment of the full amount thereof by certified check or bank check payable to the

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order of Seller  ("BANK  CHECK") or (ii) by  Purchaser  (x) taking  title to the
Seller Interests subject to the lien of that certain mortgage [describe existing mortgage], and (y) payment by Bank Check in the amount of the difference between the Balance and the outstanding principal sum secured by the Existing Mortgage as of the Closing. Seller and Purchaser acknowledge and agree that the Earnest Money shall be paid to Seller at Closing by Escrow Agent, and that Purchaser shall receive a credit against the Balance for the full amount of the Earnest Money.

       3.     INTENTIONALLY OMITTED.

       4. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby makes the following representations and warranties which Seller acknowledges are material inducements to Purchaser entering into this Agreement and its agreement to pay the Purchase Price, all of which are true and correct as of the date hereof and which shall be true and correct on the Closing Date.

              (a) Seller is a duly organized limited partnership validly existing under the laws of the State of New Jersey and has full power and capacity to execute and deliver this Agreement and perform its obligations arising thereunder. Upon receipt of the Partner Consents (as hereinafter defined), this Agreement will be binding on Seller and enforceable against Seller in accordance with its terms. Except for Partner Consents (as hereinafter defined) Seller is not required to obtain any consent, authorization, approval or obligation from any third party or under any law, statute, rule, regulation, judgment, order, writ, injunction or decree in order to enter into the transactions contemplated by this Agreement. This Agreement and the documents to be delivered by Seller pursuant hereto do not and will not contravene any provision of any currently applicable law or regulation which governs the right of Seller to sell the Seller Interests and/or the delivery of this Agreement.

              (b) Except as disclosed on EXHIBIT C attached hereto, to Seller's best knowledge there is no litigation, condemnation proceedings or adversarial proceedings involving the Seller Interests, and Seller has not prior to the date of its execution of this Agreement received written notice from any governmental instrumentality or other third parties of any such litigation or proceeding being commenced or threatened, or that the Improvements are not in compliance with applicable governmental laws, rules and regulations. Seller has no knowledge of any federal, state, county, municipal or other governmental plans to restrict or change (x) access from any highway or road bounding the Improvements or (y) any zoning ordinance affecting the Land or the Improvements.

              (c)    Other than the  Permitted  Exceptions,  Seller is neither a party to nor bound by any lease, license, occupancy, management, service, supply, maintenance or other agreement with respect to the Real Estate which by its terms expires after the Closing Date and which cannot be canceled, without the payment of any premium, penalty or charge, upon not more than thirty (30) days' prior written notice.
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              (d)    Seller has not filed any petition seeking or acquiescing in
any  reorganization,   arrangement,  composition,   readjustment,   liquidation,
dissolution   or  similar  relief  under  any  law  relating  to  bankruptcy  or insolvency, nor has any such petition been filed against Seller. No general assignment of the property of Seller has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Seller or any of Seller's property. The Seller Interests are the only property, real or personal, of Seller.

              (e) Seller is the sole owner of the Seller Interests and has not assigned, pledged, transferred, leased or otherwise encumbered its interest therein except for the Permitted Encumbrances. No person or entity has any right or option to acquire the Seller Interests or any portion thereof from Seller.

              (f) Seller has not received any written notice from any governmental authority of any violation of Environmental Laws which has not heretofore been cured.

              (g) Seller has delivered to Purchaser all Environmental Documents (as hereinafter defined) in its possession as of the date hereof, and will reasonably promptly after receipt, deliver to Purchaser any Environmental Documents coming into its possession after the date hereof. The term "ENVIRONMENTAL DOCUMENTS" shall mean all environmental documentation in the possession or under the control of Seller concerning the Improvements regardless of whether generated by or on behalf of Seller or its consultants, predecessors in title or current or prior occupants of the Improvements, including, without limitation, all sampling plans, cleanup plans, preliminary assessment plans and reports, site investigation plans and reports, remedial investigation plans and reports, remedial action plans and reports or the equivalent, sampling results, sampling result reports, data, diagrams, charts, maps, analysis, conclusions, quality assurance/quality control documentation, correspondence to or from any municipal, county, state or federal governmental authority and directives, orders, approvals and disapprovals issued by any municipal, county, state or federal governmental authority.

              (h) Seller is not a "foreign person" as that term is defined for purposes of the Foreign Investment in Real Seller Interests Tax Act, Internal Revenue Code ("IRC") Section 1445, as amended, and the regulations promulgated thereunder (collectively "FIRPTA").

              It shall be a Closing Condition that each of the representations and warranties of Seller hereunder be true and correct in all material respects as of the date hereof and as of the Closing. The representations and warranties of Seller hereunder shall survive the Closing for a period of one (1) year.

       5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby makes the following representations and warranties which Purchaser acknowledges are material inducements to Seller entering into this Agreement, all of which are true and correct as of the date hereof and

                                       4

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which shall be true and correct on the Closing Date;

              (a) Purchaser is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware and has full power and capacity to execute, deliver this Agreement and perform its obligations arising thereunder; the execution of this Agreement and performance of Purchaser's obligations hereunder of has duly authorized, and such execution and performance will not violate any material term of its articles of organization; Purchaser is not required to obtain any consent, authorization, approval or obligation from any third party or under any law, statute, rule, regulation, judgment, order, writ, injunction or decree in order to enter into the transactions contemplated by this Agreement. This Agreement and the documents to be delivered by Purchaser pursuant hereto do not and will not contravene any provision of any currently applicable law or regulation which governs the right of Purchaser to purchase the Seller Interests and/or the delivery of this Agreement.

              (b) No petition in bankruptcy (voluntary or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or arrangement or other action under Federal or State bankruptcy laws is pending against or contemplated by Purchaser; and

       6.     TITLE.

              (a) REAL ESTATE. At Closing, the Leasehold Interest and fee title to the Improvements shall be insurable at ordinary rates by Purchaser's title insurance company, and good and marketable title thereto shall be conveyed and transferred to Purchaser, in each case free and clear of all liens, restrictions, easements, encumbrances, leases, tenancies and other objections, subject only to the matters set forth on EXHIBIT B annexed hereto and made a part hereof (the "PERMITTED ENCUMBRANCES").

              (b) PERSONALTY. As of the Closing, Seller's title to the Personalty shall be good and marketable and free and clear of any and all security interests, liens, encumbrances, chattel mortgages, leases, trust receipts, conditional sales agreements, pledges, title retention contracts, assignments, tax liens and claims of every kind, nature and description whatsoever. Seller agrees to pay at Closing any sums required to free the Personalty of any interest of any third party, and to cause the filing of any release, termination statement or other document required to remove of record such interest of any such third party.

       7.     OBJECTIONS TO TITLE.

              (a) TITLE OBJECTIONS. If, on the Closing Date, Seller is unable to convey to Purchaser title to the Seller Interests in accordance with the provisions of this Agreement, Seller shall be entitled, upon written notice delivered to Purchaser on or prior to the Closing Date, to one or more adjournments of the Closing for a period or periods not to exceed sixty (60) days in the aggregate to enable Seller to convey such title to the Seller Interests. If Seller does not so elect to adjourn the Closing, or if at the adjourned date Seller is unable to convey title in accordance with the provisions of this Agreement, Purchaser may terminate this Agreement by written notice to Seller and Escrow Agent delivered on or promptly after the date scheduled for the Closing, in which event Escrow Agent shall repay to Purchaser the Earnest Money together with any interest earned thereon, subject to PARAGRAPH 14. Upon payment of the Earnest Money this Agreement shall be deemed canceled and become void and of no further effect, and neither party hereto shall have any obligations of any nature to the other hereunder or by reason hereof. If Seller elects to adjourn the Closing as provided above, this Agreement shall remain in effect for the period or periods of adjournment, in accordance with the terms hereof. Seller shall not be required to take or bring any action or proceeding or any other steps to remove any defect in or objection to title or to fulfill any condition precedent to Purchaser's obligations under this Agreement or to expend any moneys therefor, nor shall Purchaser have any right of action against Seller therefor, at law or in equity, except that Seller shall, on or prior to the Closing, pay, discharge or remove of record or cause to be paid, discharged or removed of record at Seller's sole cost and expense all of the following items:
(i) Voluntary Liens (as hereinafter defined) and (ii) other liens encumbering the Seller Interests, other than those caused by Kenbee or PSC (including, without limitation, judgments and federal, state and municipal tax liens), which, solely in the case of this CLAUSE (II), (x) are in liquidated amounts and which may be satisfied solely by the payment of money (including the preparation or filing of appropriate satisfaction instruments in connection therewith), (y) do not exceed in the aggregate $500,000.00. The term "VOLUNTARY LIENS" as used herein shall mean liens and other encumbrances (other than Permitted Exceptions) which Seller has knowingly and intentionally suffered or allowed to be placed on the Seller Interests, including, without limitation, mechanics' liens, but shall expressly exclude judgments and federal, state and municipal tax liens.

              (b) ACCEPTANCE BY PURCHASER. Notwithstanding anything in this PARAGRAPH 7 hereof to the contrary, Purchaser may at any time accept such title to the Seller Interests as Seller can convey, without reduction of the Purchase Price (as hereinafter defined) or any credit or allowance on account thereof or any claim against Seller. The acceptance of the Assignment (as hereinafter defined) and the Deed (as hereinafter defined) by Purchaser (whether or not title then comports with the provisions of PARAGRAPH 7) shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Agreement, except for such matters which are expressly stated in this Agreement to survive the Closing.

              (c) WRONGFUL FAILURE TO CLOSE. Nothing in this PARAGRAPH 7 and nothing in this Agreement shall absolve Seller from, or limit Purchaser's rights in connection with, any wrongful act on Seller's part or intentional misrepresentation or intentional breach of warranty which results in Seller's inability to fulfill its obligations under this Agreement.


       8.     CLOSING.


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

              (a) CLOSING DATE. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall occur at the offices of Solomon and Weinberg LLP, 70 East 55th Street, New York, New York 10022, or at the offices of Purchaser's lender or its counsel, at 10:00 AM, on the date which is thirty
(30) days following the Approval Date (as hereinafter defined), provided that if such date shall not be a business day, the Closing shall occur on the next following business day (the "CLOSING DATE").

              (b) SELLER'S DELIVERIES TO PURCHASER. On the Closing Date, Seller shall execute (and where required, acknowledge) and deliver to Purchaser, or cause to be executed (and where required, acknowledged) and delivered to Purchaser, the following:

                     (i) An Assignment of Land Lease (the "ASSIGNMENT") in the form annexed hereto as EXHIBIT D conveying to Purchaser insurable, good and marketable title to the Leasehold Interest, subject only to the Permitted Exceptions;

                     (ii) A Bargain and Sale Deed with covenant against grantor's acts (the "DEED") in the form annexed hereto as EXHIBIT E, conveying to Purchaser insurable, good and marketable title to the Improvements, subject only to the Permitted Exceptions;

                     (iii) An Assignment of Lease (the "SUBLEASE ASSIGNMENT") in the form annexed hereto as EXHIBIT F, assigning to Purchaser the landlord's interest in the Kenbee Lease.

                     (iv) A Bill of Sale and Omnibus Assignment in the form annexed hereto as EXHIBIT G transferring to Purchaser all --------- Personalty;

                     (v) A Mechanics' lien, possession and gap affidavit, and any other such affidavits and documents as may reasonably be required by the Title Company;

                     (vi)   Certification  of  non-foreign  status,  pursuant to
Section 1445 of the Internal Revenue Code;

                     (vii) The originals (or true and correct complete copies if originals are not available) of all Permits and Licenses to the extent in Seller's possession or control;

                     (viii) Copies of Seller's resolutions certified by Seller as true, correct and complete, as of the Closing Date, so as to evidence the authority of the person signing the Deed and other documents to be executed by Seller at Closing and the power and authority of Seller to convey the Seller Interests to Purchaser in accordance with this Agreement;

                     (ix) Either (a) a non-applicability letter, or (b) a de minimis quantity exemption or (c) an unconditional approval of Seller's negative declaration (the "ISRA APPROVAL"), which shall have been received from the Industrial Site Evaluation Element of the

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


New Jersey Department of Environmental Protection ("DEP"), and for which Purchaser shall apply pursuant to the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 ET SEQ., the regulations promulgated thereunder, and any amending or successor legislation or regulations. Seller shall cooperate with Purchaser and shall join in any application required by DEP to obtain the ISRA Approval. The delivery at Closing of the ISRA Approval shall be a condition precedent to Purchaser's obligations hereunder;

                     (x) An original counterpart of each of the Land Lease and the Kenbee Lease or a copy certified by the general partner of Seller to be true and complete; and

                     (xi) Such other documents as shall be reasonably required by Purchaser or by Purchaser' Title Company in order to close and consummate the transactions contemplated hereunder.

              (c) PURCHASER'S DELIVERY TO SELLER. On the Closing Date, Purchaser shall execute and deliver to Seller, or cause to be executed and delivered to Seller, the Closing Payment.

              (d) ESCROW AGENT'S DELIVERY. On the Closing Date and in order to close and consummate the transactions contemplated hereunder, Escrow Agent shall deliver the Earnest Money to Seller, and Purchaser shall receive a credit against the Purchase Price for such sum.

              (e) CLOSING COSTS; FEES AND DISBURSEMENTS OF COUNSEL, ETC. At the Closing, Seller shall pay the New Jersey Realty Transfer Tax imposed upon or payable in connection with the transfer of title to the Leasehold Interest and the Improvements and the recordation of the Deed and the Assignment, which shall, at Seller's election, be allowed for out of the Purchase Price and paid by Purchaser on behalf of Seller. All such tax payments shall be made payable directly to the order of the appropriate governmental officer or the Title
Company. Except as otherwise expressly provided to the contrary in this Agreement, Purchaser shall pay (i) all charges for recording and/or filing the Deed and (ii) all title charges and survey costs, including the premium on Purchaser's title insurance policy. Each of the parties hereto shall bear and pay the fees and disbursements of its own counsel, accountants and other advisors in connection with the negotiation and preparation of this Agreement and the Closing. The provisions of this PARAGRAPH 8(E) shall survive the Closing.

       9.     APPORTIONMENTS.

              The following items are to be apportioned between Seller and Purchaser 11:59 on the date immediately proceeding the Closing Date:

              (a) LAND LEASE RENT. Rent and other sums paid pursuant to the Land Lease for the month in which Closing occurs (the "CURRENT MONTH") on a per diem basis, based upon the number of days in the Current Month prior to the Closing (which shall be allocated to Seller), and the number of days in the Current Month on and after the Closing (which shall be allocated to

Purchaser).
              (b) KENBEE LEASE RENT. Rent under the Kenbee Lease for the Current Month on a per diem basis, based upon the number of days in the Current Month prior to the Closing (which shall be allocated to Seller), and the number of days in the Current Month on and after the Closing (which shall be allocated to Purchaser).

       10.    DAMAGE OR DESTRUCTION AND EMINENT DOMAIN.

              (a) RISK OF LOSS. Risk of loss by damage or destruction to the Improvements prior to Closing shall be borne by Purchaser, it being understood and agreed that the Closing shall proceed notwithstanding that the Improvements or any part thereof are damaged or destroyed by fire, storm, accident or other casualty or cause. In such event, on the Closing Date, Seller shall pay to Purchaser all casualty insurance proceeds received by Seller in respect of such damage or destruction, including rent loss proceeds, if any, ("PROCEEDS"), and shall assign to Purchaser all of Seller's interest in any Proceeds payable to Seller. Seller agrees to assist and cooperate with Purchaser in collecting the insurance proceeds.

              (b) EMINENT DOMAIN PRIOR TO CLOSING. If, prior to the Closing Date, all or any material portion of the Land or Improvements is taken by eminent domain or condemnation (or is the subject of a pending or contemplated taking of all or a material portion of the Seller Interests which has not been consummated), Seller shall promptly notify Purchaser of such fact, whereupon, Purchaser shall have the option to terminate this Agreement upon written notice to the Seller given within five (5) business days after the Purchaser's receipt of Seller's notice. For purposes of this Paragraph, a material portion of the Land or Improvements shall be deemed to be any portion with a value in excess of Fifty Thousand Dollars ($50,000). If this Agreement is terminated in accordance with this subparagraph, Escrow Agent shall immediately return the Earnest Money to Purchaser, this Agreement shall terminate and thereafter neither party shall have any further rights or obligations hereunder. If Purchaser does not exercise its option to terminate this Agreement pursuant to this subparagraph (b), Seller shall, at Closing, assign and deliver to Purchaser all awards for the taking by eminent domain or condemnation, and there shall be no adjustment of the Purchase Price.

       11.    DEFAULT; REMEDIES.

              (a) In the event Purchaser shall default in the performance of Purchaser's obligations under this Agreement and the Closing does not occur as a result thereof (a "PURCHASER DEFAULT"), Seller's sole and exclusive remedy shall be, and Seller shall be entitled, to retain the Earnest Money and any interest earned thereon as and for full and complete liquidated and agreed damages for Purchaser's default, and Purchaser shall be released from any further liability to Seller hereunder. Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which seller may suffer upon a purchaser default and that the Earnest Money and any interest earned thereon, represents a reasonable estimate of the total net detriment that seller would suffer upon a purchaser default. Such liquidated and agreed damages are not intended as a forfeiture or a penalty within the meaning of applicable law.

              (b) In the event that Seller shall default in the performance of Seller's obligations under this Agreement and the Closing does not occur as a result thereof, Purchaser shall be entitled, to either (a) terminate this Agreement and instruct Escrow Agent to pay to Purchaser the Earnest Money with the interest earned thereon, if any, upon which Seller shall be released from any further liability to Purchaser hereunder, (b) seek specific performance of Seller's obligation to convey title to the Property as provided hereunder, or
(c) seek such damages or other remedy available at law or in equity.

       12. NOTICES. All notices, demands and requests provided for in this Agreement (collectively, "NOTICE" or "NOTICES") shall be in writing. All such Notices shall be personally delivered or sent by fax or telecopier (with a hard copy sent by overnight courier), by overnight courier service (such as Federal Express), or by United States certified mail, return receipt requested, postage prepaid, addressed as set forth as follows:

                          If to Seller:

                                   Passaic Avenue South Associates
                                   c/o Cassidy Maintenance Corp.
                                   72 Essex Street
                                   Lodi, New Jersey 07644

                          With a copy to:

                                   Ross & Cohen
                                   711 Third Avenue
                                   New York, New York 10017
                                   Att'n:  Midge Nuttman, Esq.

                          If to Purchaser:

                                   Del Toch LLC
                                   c/o DVL, Inc.
                                   70 East 55th Street
                                   New York, New York 10022
                                   Attention: Gary Flicker

                          With a copy to:

                                   Howard R. Shapiro, Esq.
                                   Solomon and Weinberg LLP
                                   70 East 55th Street
                                   New York, New York  10022

                          If to Escrow Agent:

                                   Ross & Cohen
                                   711 Third Avenue
                                   New York, New York 10017
                                   Att'n:  Midge Nuttman, Esq.

Such Notice shall be effective (i) if hand-delivered, upon delivery, (ii) on the next business day, if deposited and sent by overnight courier, (iii) if mailed, two (2) business days after such notice shall be deposited with the United States Post Office, or upon actual receipt, whichever first occurs, or (iv) on the same day as sent via fax or via telecopier, if sent on a business day, or on the next business day if sent on a non-business day; provided that in either case, a "hard copy" of such notice is deposited with an overnight courier service on the same day the Fax or telecopy is sent, or on the next business day if the fax or telecopy is sent on a non-business day.

       13. BROKERS. Purchaser and Seller each represent and warrant to the other that it has not dealt with any broker, consultant, finder or like agent who might be entitled to a commission or compensation on account of introducing the parties hereto, the negotiation or execution of this Agreement or the closing of the transactions contemplated hereby. Purchaser agrees to indemnify and hold Seller harmless from and against all claims, losses, liabilities and expenses (including, without limitation, reasonable attorneys fees and disbursements) which may be asserted against, imposed upon or incurred by such party by reason of the breach by Purchaser of its representations made in this PARAGRAPH 13. Seller agrees to indemnify and hold Purchaser harmless from and against all claims, losses, liabilities and expenses (including without limitation, reasonable attorneys fees and disbursements) which may be asserted against, imposed upon or incurred by Purchaser by reason of the breach by Seller of its representations made in this PARAGRAPH 13. The provisions of this PARAGRAPH 13 shall survive the Closing or other termination of this Agreement.

       14. ESCROW. Escrow Agent shall hold the Earnest Money, together with all interest earned thereon, in its interest bearing escrow account, in accordance with the following:

              (a) Escrow Agent shall hold the Earnest Money, together with all interest earned thereon, in Escrow Agent's escrow account, and shall cause the Earnest Money to earn interest at then prevailing insured money market rates on deposits of similar size. Escrow Agent shall have no liability for any fluctuations in the interest rate paid in respect of the Earnest Money, and is not a guarantor thereof.

              (b) If Escrow Agent receives a written notice signed by both Seller and Purchaser stating that the Closing has occurred and that Seller is entitled to receive the Earnest Money, Escrow Agent shall deliver the Earnest Money, together with the interest earned thereon to Seller. If Escrow Agent receives a written notice signed by both Seller and Purchaser that this Agreement has been terminated or canceled, Escrow Agent shall deliver the Earnest Money, together with the interest thereon, as directed therein.

              (c) If Escrow Agent receives a written request signed by Purchaser or Seller (the "NOTICING PARTY") stating that this Agreement has been canceled or terminated and that the Noticing Party is entitled to the Earnest Money, Credit, or that the other party hereto (the "NON-NOTICING PARTY") has defaulted in the performance of its obligations hereunder, Escrow Agent shall mail (by certified mail, return receipt requested) a copy of such request to the Non-Noticing Party. The Non-Noticing Party shall have the right to object to such request for the Earnest Money by written notice of objection delivered to and received by Escrow Agent not more than ten (10) Business Days after the date of Escrow Agent's mailing of such copy to the Non-Noticing Party, but not thereafter. If Escrow Agent shall not have so received a written notice of objection from the Non-Noticing Party, Escrow Agent shall deliver the Earnest Money, together with the interest earned thereon, to the Noticing Party. If Escrow Agent shall have received a written notice of objection within the time herein prescribed, Escrow Agent shall not comply with any requests or demands on it and shall continue to hold the Earnest Money, together with any interest earned thereon, until Escrow Agent receives either (i) a written notice signed by both Seller and Purchaser stating who is entitled to the Earnest Money (and interest) or
(ii) a final order of a court of competent jurisdiction directing disbursement of the Earnest Money (and interest) in a specific manner, in either of which events Escrow Agent shall then disburse the Earnest Money, together with the interest earned thereon, in accordance with such notice or order. Escrow Agent shall not be or become liable in any way or to any person for its refusal to comply with any such requests or demands until and unless it has received a direction of the nature described in subdivision (i) or (ii) above.

              (d) Any notice to Escrow Agent shall be sufficient only if received by Escrow Agent within the applicable time period set forth herein. All mailings and notices from Escrow Agent to Seller and/or Purchaser, or from Seller and/or Purchaser to Escrow Agent, provided for in this PARAGRAPH 14 shall be addressed to the party to receive such notice at its notice address set forth in PARAGRAPH 12 above (with copies to be similarly sent to the additional persons therein indicated), but the provisions of PARAGRAPH 12 relating to the manner of giving notices and the effective dates thereof shall have no application to the provisions of this PARAGRAPH 14.

              (e) Notwithstanding the foregoing, if Escrow Agent shall have received a written notice of objection as provided for in PARAGRAPH 14 (C) above within the time therein prescribed, or shall have received at any time before actual disbursement of the Earnest Money a written notice signed by either
Seller or Purchaser disputing entitlement to the Earnest Money or shall otherwise believe in good faith at any time that a disagreement or dispute has arisen between the parties hereto over entitlement to the Earnest Money (whether or not litigation has been instituted), Escrow Agent shall have the right, upon written notice to both Seller and Purchaser, (i) to deposit the Earnest Money, together with the interest earned thereon, with the Clerk of the Court in which any litigation is pending and/or (ii) to take such reasonable affirmative steps as it may, at its option, elect in order to terminate its duties as Escrow
Agent, including, without limitation, the depositing of the Earnest Money, together with the interest earned thereon, with a court of competent jurisdiction and the commencement of an action for interpleader, the costs thereof to be borne by whichever of Seller or Purchaser is the losing party, and thereupon Escrow Agent shall be released of and from all liability hereunder except for any previous gross negligence or willful misconduct.

              (f) Escrow Agent is acting hereunder without charge as an accommodation to Purchaser and Seller, it being understood and agreed that Escrow Agent shall not be liable for any error in judgment or any act done or omitted by it in good faith or pursuant to court order, or for any mistake of fact or law. Escrow Agent shall not incur any liability in acting upon any document or instrument believed thereby to be genuine. Escrow Agent is hereby released and exculpated from all liability hereunder, except only for willful misconduct or gross negligence. Escrow Agent may assume that any person purporting to give it any notice on behalf of any party has been authorized to do so. Escrow Agent shall not be liable for, and Purchaser and Seller hereby jointly and severally agree to indemnify Escrow Agent against, any loss, liability or expense, including reasonable attorney's fees (either paid to retained attorneys or, representing the fair value of legal services rendered by Escrow Agent to itself), arising out of any dispute under this Agreement, including the cost and expense of defending itself against any claim arising hereunder.

              (g) Escrow Agent may act or refrain from acting in respect of any matter referred to in this Agreement in full reliance upon and with the advice of counsel selected by it (including any member of its firm) and shall be fully protected in so acting or refraining from acting upon the advice of such counsel.

       15.    GOVERNMENTAL APPROVALS.

              (a)    DEFINITIONS.

                     (i) GOVERNMENTAL APPROVALS. For purposes of this Agreement, the term "Governmental Approvals" means all approvals, permits, licenses, consents, authorizations, waivers, variances, acknowledgements and the like by "Governmental Authorities" (as hereinafter defined) which are a condition to the commencement of construction of the improvements necessary in order for Purchaser to utilize the Land and such additional parcels of land adjacent thereto for construction, maintenance and operation upon the Land of a retail or commercial development as required by Purchaser with access (ingress and egress) from the Land to Passaic Avenue (the "INTENDED USE") and necessary to operate and maintain such improvements in accordance with the Intended Use, such approvals to include but not be limited to subdivision approvals, zoning variances and approvals, EPA approvals, environmental conservation approvals, board of health approvals, department of transportation approvals, railroad approvals, curb cut and access and egress approvals, on- and off-site highway and road approvals, building permits. Governmental Approvals will not be deemed to have been secured unless all of same are final and unappealable.

                     (ii) GOVERNMENTAL AUTHORITY. "Governmental Authority" means any government, any department of any government or any entity controlled by any of the foregoing directly or indirectly (federal, state, county, town or local) and includes utility and telephone companies and any other entity with the power of eminent domain or with jurisdiction over, or which could impact, affect or stop, the construction, operation, development and/or maintenance of all things necessary to fulfill Purchaser's objectives as to the Intended Use.

              (b) APPLICATIONS; SELLER'S COOPERATION. During the term of this Agreement, Seller shall cooperate fully with the Purchaser at no cost to Seller (but Purchaser shall not be obligated to pay Seller for any of Seller's overhead or for the time of any of Seller's employees, principals, officers or directors) in any and all applications, proceedings, hearings and appeals made or prosecuted by or on behalf of the Purchaser in connection with Purchaser's proposed development of the Real Estate including, without limitation in connection with Governmental Approvals and so-called PILOT programs and other tax reduction programs (collectively, the "APPLICATIONS"). In this connection, Purchaser may submit Applications, commence proceedings or otherwise act with respect to any of the Applications in Purchaser's and/or Seller's name. Seller shall execute any and all documents, instruments, consents and authorizations requested by the Purchaser which shall be necessary or desirable with respect to the Applications, attend meetings at Purchaser's request, and generally cooperate with Purchaser in connection with Applications and Governmental Authorities so as to enable Purchaser to secure Governmental Approvals as required hereby. Seller agrees not to make any request of any Governmental Authority without the prior written consent of Purchaser in each instance and to keep Purchaser informed of all notices received from or any correspondence with respect to any such Governmental Authority.

       16. PARTNER CONSENTS. The obligations of Seller hereunder are expressly conditioned upon the written approval of the sale of the Seller
Interests to Purchaser pursuant to this Agreement by such percentage of the partnership interests held by all partners of Seller as is required under Seller's limited partnership agreement, so as to enable the Title Company to insure title to the Real Estate and the Leasehold Interest in Purchaser upon Closing subject only to the Permitted Exceptions (the "PARTNER CONSENTS"). Further, this Agreement is specifically conditioned on the Seller obtaining consent of a majority of the limited partners of two limited partnerships known as Bogota Associates and Industrial Associates ("BOGOTA AND INDUSTRIAL") as the sale of the Seller Interests amends the provisions of certain documents approved by Bogota and Industrial. If a majority of limited partners of all of the three partnerships do not consent to this transaction, then Seller shall have the right to terminate this transaction and upon return of the Ernest money, this Agreement shall be terminated and the parties shall have no further rights and obligations to each other. Promptly following execution and delivery of this Agreement, Seller shall make good faith, diligent and continuous efforts to obtain the Partner Consents on or before expiration of sixty (60) days following the date hereof (the "CONSENT PERIOD"). If the Partner Consents are not obtained on or before expiration of the Consent Period, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser, and neither party shall have any further liability to the other pursuant to this Agreement. Seller shall keep Purchaser informed as to the status of Seller's efforts to obtain the Partner Consents, and shall promptly advise Purchaser when the Partner Consents are obtained. The date upon which Seller notifies Purchaser that the Partner Consents have been obtained is referred to in this Agreement as the "APPROVAL DATE".

       17. CONDITIONS TO CLOSING. The obligation of Purchaser to consummate the transaction contemplated by this Agreement is subject to the following conditions precedent being fully complied with at or prior to the Closing, each of which conditions may be waived or modified in whole or in part by Purchaser in its sole discretion:

              (a) TITLE. Seller shall have delivered to Purchaser title to the Seller Interests as required by PARAGRAPH 6.

              (b)    OTHER  DELIVERIES  AND   OBLIGATIONS.   Seller  shall  have
delivered all items described in PARAGRAPH 8 and performed all other obligations of Seller provided herein.

              (c) REPRESENTATIONS. All representations and warranties of Seller stated in this Agreement shall be true, correct and complete in all material respects (individually and in the aggregate) as of the Closing.

              (d) DOCUMENTS. All documents of Seller with respect to the transactions contemplated herein shall be reasonably satisfactory to Purchaser's counsel and to the Title Company as being in accordance with the terms of this Agreement.

       18.    GENERAL

              (a) WAIVERS. The parties to this Agreement may waive any of the conditions contained herein or any of the obligations of the other party hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such condition or obligation. Any past waiver as to any of the terms, covenants, conditions or provisions of this Agreement shall not operate as a future waiver of the same terms, covenants, conditions or provisions or prevent the future enforcement thereof.

              (b) BINDING EFFECT. Each and all of the terms, covenants, conditions, agreements and stipulations contained herein shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns and successors in interest.

              (c) IDENTIFICATION. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural, the plural the singular, and the masculine gender shall include the feminine and neuter genders and the word "PERSON" shall include corporation, firm, partnership or other form of association. The phrase "THE DATE HEREOF" or words of similar import shall refer to the last date of execution hereof by either one of the Purchaser or the Seller.

              (d) CAPTIONS. The article and section titles, headings or captions contained in this Agreement are inserted only for purposes of identification and as a matter of convenience and for reference; in no way define, limit, extend or describe the scope of this Agreement or the interest of any provision hereof; and s hall, accordingly, not be considered in construing, defining, limiting or extending this Agreement as aforesaid.

              (e) ENTIRE AGREEMENT. This Agreement constitutes and sets forth the entire agreement between the parties relating to the subject matter hereof and supersedes all prior or contemporaneous agreements and understandings of the parties hereto and of their respective principals in connection therewith. No promise, representation, warranty, covenant, agreement or condition not included or expressed in this Agreement has been or is relied upon by either party hereto nor shall the same be binding upon the parties hereto or shall affect or be effective to interpret, change or restrict the provisions of this Agreement, unless in writing, signed by the respective parties and dated contemporaneously or subsequent to the date hereof. Furthermore, neither party hereto has made any representations, warranties or covenants to the other party concerning any tax benefits or tax treatment which may be given to the other party in connection with the transaction contemplated hereunder. No modification or amendment of this Agreement shall be of any force or effect unless made, in writing, and executed by both Purchaser and Seller.

              (f) APPLICABLE LAW. This Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York.

              (g) COUNTERPARTS. This Agreement may be executed in one or more counterparts and such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the respective parties are not signatory to the same counterpart or counterparts.

              (h)    SEPARABILITY   OF  PROVISIONS.   If  one  or  more  of  the
provisions of this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions hereof, and any application thereof, shall in no way be affected or impaired and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

              (i) TIME FOR PERFORMANCE. Whenever under the terms of this Agreement the time for performance falls on a Saturday, Sunday or legal holiday in the State of New Jersey, such time for performance shall be on the next day that is not a Saturday, Sunday or legal holiday.

              (j) LIENS. All sums paid on amount of this Agreement, including the Earnest Money, are hereby made liens upon the Seller Interests.

              (k) ATTORNEY'S FEES. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs.


                         [NO FURTHER TEXT ON THIS PAGE]

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day, month and year first above written.

                                         SELLER:

                                         PASSAIC AVENUE SOUTH ASSOCIATES,
                                           a New Jersey limited partnership,


                                           By:
                                                  Its General Partner


                                         PURCHASER:

                                         DEL TOCH LLC,
                                           a Delaware limited liability company,

                                           By: DVL, Inc.,
                                                  a Delaware corporation,
                                                     Managing Member


                                             By:
                                                  Name:
                                                  Title:


Escrow Agent acknowledges receipt
of the Earnest Money, and agrees to
act as escrow agent in accordance
with Paragraph 14 hereof.

ROSS & COHEN



By:
   -----------------------------
   Partner

                                    EXHIBIT A

                               DESCRIPTION OF LAND

                                (Attached hereto)

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS


Utility easement recorded in Deed Book 2940, Page 621, Deed Book 3209, Page 706 and Deed Book 3243, Page 708.

Subject to and together with  easements and terms thereof  recorded in Deed Book
       2831 page 1, modified by those matters recorded in Deed Book 2852, Page 407 and partially released and modified by Deed Book 3470, Page 1017.

Steam line pipe easement recorded in Deed Book 2970 page 731, as modified by those matters recorded in Deed Book 3470, Page 1017.

50 foot wide easement to the Town of Kearny for ingress and egress of emergency vehicles recorded in Deed Book 3130, Page 1133.

Easements recorded in Deed Book 3131, Page 605.

Reciprocal easement agreement recorded in Deed Book 3419, Page 764.

Easements recorded in Deed Book 3470, Page 1017.

Terms, Covenants, Conditions and Agreements contained in a lease (Sub-Lease) made by and between Passaic Avenue Associates and Kenbee Management, Inc. dated August 5, 1982, a memorandum of which recorded July 18, 1984 in Deed Book 3419, Page 752, as assigned to Professional Service Corp., and modified by, the Assignment, Assumption and Modification Agreement (the "Modification Agreement") made by and between Passaic Avenue South Associates, Kenbee Management, Inc. and Professional Service Corp., dated June 7, 1993 and recorded June 9, 1993 in Deed Book 4604, Page 206.

9. Terms, covenants and conditions contained in a deed from Toch Associates, as grantor, to Passaic Avenue Associates, as grantee, dated August 5, 1982 and recorded July 18, 1984 in Deed Book 3419, Page 747, as assigned to Professional Service Corp., and modified by, the Modification Agreement.

10. Those matters shown on a survey prepared by Bock and Clark of the Real Estate and Improvements, dated July 5, 2000 and revised July 27, 2000.

                                    EXHIBIT C

                               PENDING LITIGATION

                                    EXHIBIT D

                        FORM OF ASSIGNMENT OF LAND LEASE


Record and return to:
Solomon and Weinberg LLP
70 East 55th Street
New York, New York 10022
Attn: Howard R. Shapiro                 Prepared by:



                     ASSIGNMENT AND ASSUMPTION OF LAND LEASE


       THIS ASSIGNMENT AND ASSUMPTION OF LAND LEASE, dated as of ___, 2000, between PASSAIC AVENUE SOUTH ASSOCIATES, formerly known as Passaic Avenue Associates, a New Jersey limited partnership, having an office c/o Cassidy Maintenance Corp., 72 Essex Street, Lodi, New Jersey 07644 ("ASSIGNOR"), and DEL TOCH LLC, a Delaware limited liability company, having an office c/o DVL, Inc. 70 East 55th Street, New York, New York 10022 ("ASSIGNEE").

                              W I T N E S S E T H:
                              -------------------

       WHEREAS, pursuant to that certain Agreement of Purchase and Sale, dated as of ________, 2000, between Assignor, as seller, and Assignee, as purchaser, Assignor has this day conveyed to Assignee all of its right, title and interest in and to that certain land lease, dated as of August 5, 1982, between Del-Val Financial Corporation, a Delaware corporation, as landlord ("LANDLORD"), and Assignor, as tenant, which lease was recorded on July 18, 1984 in Liber 3419, Page 58 at the Hudson County Recorder's Office, as the same may have been amended from time to time (the "LAND LEASE"), pursuant to which Assignor leases that certain parcel of improved real property more particularly described in EXHIBIT A annexed hereto and made a part hereof (the "PREMISES");

              WHEREAS, Assignor desires to assign to Assignee all of Assignor's right, title and interest as tenant in, to and under the Land Lease including, without limitation, all of Assignor's right, title and interest in and to the building and the improvements now or hereafter erected on the Premises; and

       WHEREAS, Landlord has consented to the assignment to Assignee and the assumption by Assignee of the Land Lease.

              NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, the parties hereto agree as follows:

       Assignor hereby assigns, transfers, sets over and conveys to Assignee, and its successors and assigns, all of Assignor's right, title and interest in and to the Land Lease including, without limitation, all of Assignor's right, title and interest in and to the building and the improvements now or hereafter erected on the Premises, to have and to hold the same unto Assignee and its successors and assigns, from and after the date hereof, for the rest and remainder of the term and renewal terms, if any, of the Land Lease, subject to the covenants, conditions and other provisions contained in the Land Lease.

       Assignee accepts the foregoing assignment and assumes each and all of the obligations under the Land Lease to be performed by the Land lessee thereunder arising from and after the date hereof.

       1. The Premises is designated as Block ___, Lot ___, located in the Town of Kearny, County of Hudson, State of New Jersey.

       2. Assignor has received the full payment from Assignee.

       3. Each of Assignor and Assignee agree to execute, acknowledge (where appropriate) and deliver such other or further instruments of transfer or assignment as the other party may reasonably require to confirm the foregoing assignment and assumption, or as may be otherwise reasonably requested by Assignee or Assignor to carry out the intent and purposes hereof.

       4. This Assignment and Assumption of Land Lease may be executed in any number of counterparts, which together shall constitute one single agreement of the parties hereto.


                         [NO FURTHER TEXT ON THIS PAGE]

       IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption of Land Lease to be executed as of the day and year first above written.


                           ASSIGNOR:     PASSAIC AVENUE SOUTH ASSOCIATES,
                                           a New Jersey limited partnership


                                         By:
                                            ------------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------

                           ASSIGNEE:     DEL TOCH LLC,
                                           a Delaware limited liability company,

                                           By: DVL, Inc.,
                                                  a Delaware corporation,
                                                     Managing Member


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                 ACKNOWLEDGMENT


STATE OF_______________ )
                        )  ss.:
COUNTY OF______________ )


       On the ___ day of ___________ in the year 2000, before me, the undersigned, personally appeared_____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                -------------------------------
                                                Notary Public (SEAL)

                                 ACKNOWLEDGMENT

STATE OF_______________ )
                        )  ss.:
COUNTY OF______________ )

       On the ____ day of __________ in the year 2000, before me, the undersigned, personally appeared________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                -------------------------------
                                                Notary Public (SEAL)

                                    EXHIBIT A

                       THE PREMISES (PROPERTY DESCRIPTION)

                                (ATTACHED HERETO)

                                    EXHIBIT E


                                  FORM OF DEED


Record and return to:
Solomon and Weinberg LLP
70 East 55th Street
New York, New York 10022
Attention: Howard R. Shapiro                  Prepared by:
                                                          ----------------------


                                      DEED

       THIS DEED ("DEED") made as of ___________, 2000, by PASSAIC AVANUE SOUTH ASSOCIATES, formerly known as Passaic Avenue Associates, a New Jersey limited partnership, having an office c/o Cassidy Maintenance Corp., 72 Essex Street, Lodi, New Jersey 07644 ("GRANTOR") to DEL TOCH LLC, a Delaware limited liability company, having an office c/o DVL, INC., 70 East 55th Street, New York, New York 10022 ("GRANTEE").

       CONSIDERATION AND CONVEYANCE. Grantor grants and conveys to Grantee all of its right, title and interest in and to all of the real structures, building, fixtures and improvements erected on the property located in the Town of Kearny, County of Hudson, State of New Jersey as more particularly described in EXHIBIT A attached hereto and made a part hereof (the "PROPERTY"), but excluding the land, for Ten Dollars ($10.00) Dollars and other good and valuable consideration the receipt and sufficiency of which being hereby acknowledged by Grantor.

       MUNICIPAL TAX LOT AND BLOCK OR ACCOUNT NUMBER. The Property is designated as Block 115, Lot 7A, Building 22.A and Block 115, Lot 7A, Lot 2.A, located in the Town of Kearny, County of Hudson, State of New Jersey.

       RECEIPT OF CONSIDERATION. Grantor has received the full payment from Grantee.

       SIGNATURE OF GRANTOR. Grantor executes this Deed on the day first set forth above.

                                             GRANTOR:

                                             PASSAIC AVENUE SOUTH ASSOCIATES,
                                                a New Jersey limited partnership

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                 ACKNOWLEDGMENT


STATE OF_______________ )
                        )  ss.:
COUNTY OF______________ )


       On the ____ day of _______________ 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature(s) on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument; that the individual is known to me and did not swear an oath.


                                        ----------------------------------------
                                                  Notary Public (SEAL)

                                    EXHIBIT F

                           FORM OF SUBLEASE ASSIGNMENT


Record and return to:
Solomon and Weinberg LLP
70 East 55th Street
New York, New York 10022
Attn:  Howard R. Shapiro               Prepared by:
                                                   -----------------------------

                                                   -----------------------------


                       ASSIGNMENT AND ASSUMPTION OF LEASE


       KNOW ALL MEN BY THESE PRESENTS, that PASSAIC AVENUE SOUTH ASSOCIATES, formerly known as Passaic Avenue Associates, a New Jersey limited partnership, having an office c/o Cassidy Maintenance Corp., 72 Essex Street, Lodi, New Jersey 07644 ("ASSIGNOR"), for and in consideration of TEN ($10.00) DOLLARS and other good and valuable consideration paid by DEL TOCH LLC, a Delaware limited liability company, having an office c/o DVL, Inc., 70 East 55th Street, New York, New York 10022 ("ASSIGNEE"), the receipt and sufficiency of which being hereby acknowledged, hereby assigns, transfers and sets over unto Assignee, and unto Assignee's successors and assigns, from and after the date hereof (the
"CLOSING DATE"), all of Assignor's right, title and interest as lessor in, to and under that certain agreement of lease, dated as of August 5, 1982, between Assignor, as landlord, and Kenbee Management, Inc., as tenant, which lease was recorded July 18, 1984 in Book 3119, Page 752 in the Hudson County Recorder's Office (the "KENBEE LEASE"), which Kenbee Lease affects that certain parcel of real property more particularly described in EXHIBIT A annexed hereto and made a part hereof (the "PREMISES"), together with all rents, guarantees, if any, of the obligations of the tenant thereunder and any security deposits, if any, but only to the extent presently held by Assignor as set forth on EXHIBIT B annexed hereto and made a part hereof (the "SECURITY DEPOSIT"), subject to the terms and conditions of the Kenbee Lease.

       TO HAVE AND TO HOLD THE SAME unto Assignee, its successors and assigns, forever.

       Assignee for itself, its successors and assigns, hereby assumes all of the rights, duties and obligations of the lessor under the Kenbee Lease arising from and after the date hereof.


                         [NO FURTHER TEXT ON THIS PAGE]

                                                 IN WITNESS WHEREOF, the parties
hereto  have  executed   this   Assignment   and   Assumption  of  Lease  as  of
______________________, 2000.

                                         ASSIGNOR:

                                         PASSAIC AVENUE SOUTH ASSOCIATES,
                                           a New Jersey limited partnership


                                           By:
                                                --------------------------------
                               Name:
                               Title:



                                         ASSIGNEE:

                                         DEL TOCH LLC,
                                           a Delaware limited liability company,

                                           By: DVL, Inc.,
                                                  a Delaware corporation,
                                                     Managing Member


                                             By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                    EXHIBIT G


                   FORM OF BILL OF SALE AND OMNIBUS ASSIGNMENT


                                BILL OF SALE AND
                                ----------------
                               OMNIBUS ASSIGNMENT


       KNOW ALL MEN BY THESE PRESENTS, that for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, PASSAIC AVENUE SOUTH ASSOCIATES, formerly known as Passaic Avenue Associates, a New Jersey limited partnership, having an office c/o Cassidy Maintenance Corp., 72 Essex Street, Lodi, New Jersey 07644 ("SELLER"), does hereby convey, sell, assign, transfer, set over and deliver to DEL TOCH LLC, a Delaware limited liability company, having an office c/o DVL, Inc., 70 East 55th Street, New York, New York 10022 ("PURCHASER"), and to Purchaser's successors and/or assigns, from and after the date hereof (the "CLOSING DATE"), without representation or warranty of any kind by or recourse to Seller, express or implied, by operation of law or otherwise, all fixtures, equipment, furniture, furnishings, fittings and articles of personal property, if any, owned by Seller and located at, attached or appurtenant to or used in connection with the premises more particularly described in EXHIBIT A, attached hereto and made a part hereof (the "PREMISES"), all improvements located thereon, all of Seller's right, title and interest, if any, in and to those certain contracts, agreements, permits, warranties, drawings, specifications and other items more particularly identified on EXHIBIT B, attached hereto and made a part hereof, but not including any such fixtures, equipment or personal property belonging to any tenant thereof, any public utility or any other person or entity, except Seller (the "PROPERTY"), together with all of the Seller's rights, options and privileges, if any, under and to the Property and the right of Seller, if any, to any proceeds or awards with regard to any of the Property, if any.

       TO HAVE AND TO HOLD said Property unto Purchaser, its successors and assigns forever.

       Seller has made no warranty that the Property covered by this Bill of Sale and Omnibus Assignment is merchantable or fit for any particular purpose and the same is sold in an "As Is", "Where Is" and "With all Faults and Defects, Patent or Latent" condition. By acceptance of delivery of this Bill of Sale and Omnibus Assignment, Purchaser affirms that it has not relied on Seller's skill or judgment to select or furnish the Property for any particular purpose, and that neither Seller nor anyone else makes any warranty that the Property is fit for any particular purpose and that there are no representations or warranties, expressed, implied or statutory, of the condition, merchantability or fitness for any particular use of any said Property.

       Seller shall, at any time or from time to time, upon Purchaser's written request, execute and deliver such further documents and do such other acts and things as may be reasonably required to effect the purpose of this Assignment.

       This Assignment shall be binding upon Seller and upon Seller's successors and assigns and shall inure to the benefit of Purchaser and its successors and assigns.

       This Assignment shall be construed in accordance with the laws of the State of New Jersey and may not be amended or changed except by an instrument in writing executed by the Seller and the Purchaser.


                         [NO FURTHER TEXT ON THIS PAGE]

       IN WITNESS WHEREOF, Seller and Purchaser have duly executed this instrument as of _____________, 2000.


                                        SELLER:

                                        PASSAIC AVENUE SOUTH ASSOCIATES,
                                          a New Jersey limited partnership


                                          By:
                                             -----------------------------------
                            Name:
                            Title:



                                        PURCHASER:

                                        DEL TOCH LLC,
                                          a Delaware limited liability company,

                                          By: DVL, Inc.,
                                                 a Delaware corporation,
                                                    Managing Member


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                 ACKNOWLEDGMENT



STATE OF_______________ )
                        )  ss.:
COUNTY OF______________ )


       On the ____ day of  ______________________  in the year 2000,  before me, the undersigned, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                        ----------------------------------------
                                        Notary Public (SEAL)

                                 ACKNOWLEDGMENT



STATE OF_______________ )
                        )  ss.:
COUNTY OF______________ )


       On the ____ day of _________________ in the year 2000, before me, the undersigned, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                        ----------------------------------------
                                        Notary Public (SEAL)

                                    EXHIBIT A

                                  The Premises
                             (Property Description)


                                [Attached hereto]

                                    EXHIBIT B

                                Security Deposit

                                 ACKNOWLEDGMENTS


STATE OF_______________ )
                        )  ss.:
COUNTY OF______________ )


       On the ____ day of ____________, 2000, before me, the undersigned, personally appeared _________________________, proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature(s) on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument; that the individual is known to me and did not swear an oath.


                                        ----------------------------------------
                                        Notary Public  (SEAL)



STATE OF_______________ )
                        )  ss.:
COUNTY OF______________ )


       On the ____ day of ____________, 2000, before me, the undersigned, personally appeared _________________________, proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature(s) on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument; that the individual is known to me and did not swear an oath.


                                        ----------------------------------------
                                        Notary Public  (SEAL)

                                    EXHIBIT A

                                  The Premises

                                (ATTACHED HERETO)

                                    EXHIBIT B


       All of the following items, rights or things affecting, relating to or in connection with the Premises.

       1. All warranties, representations and guarantees made by any party inuring to the benefit of Seller;

       2. All marketing, advertising and promotional materials, offering plans, logos, insignias, trademarks, trade names and service marks and registrations and applications for such logos, insignias, trademarks, trade names and service marks;

       3.     All   copyrights,   registrations   and   applications   for  such
copyrights;

       4. All municipal, state and federal franchises, permits, licenses and authorizations held or used by Seller or to which Seller is or shall be entitled.

       5. All deposits held or refunds payable in connection with all utility agreements;

       6. All construction contracts, plans and specifications and working drawings, development rights, licenses, approvals and building permits relating to the Real Property or the construction or renovation thereof;

       7. All claims, suits and actions that Seller has against any persons, parties or entities with respect to the Premises;

       8. All awards, refunds, deposits or Receivables payable in any manner whatsoever with respect to the Premises, including, without limitation, any real estate tax refunds or proceeds or awards in connection with a condemnation or taking by eminent domain now or hereafter conducted;

       9. All leases, if any, of personal property necessary to the operation of the Premises and all sums deposited thereunder;

       10. All rights, if any, existing under title policies issued to Seller, in connection with Seller's acquisition of the property;

       11.    Maintenance records;

       12.    All books and records, if any, relating to the Premises; or

       All keys to the Premises.